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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): March 23, 2004


                       HAIGHTS CROSS COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)


          Delaware                      333-109381                13-4087398
(State or other jurisdiction            (Commission             (IRS employer
      of incorporation)                 file number)         identification no.)


                          10 New King Street, Suite 102
                          White Plains, New York 10604
               (Address of principal executive offices) (Zip code)


               Registrant's telephone number, including area code:
                                 (914) 289-9400


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.  The following exhibits are being furnished herewith.

Exhibit No.
-----------

99.1    Press Release of Haights Cross Communications, Inc. dated March 23, 2004

99.2    Transcript of Conference Call held March 23, 2004

ITEM 12. Results of Operations and Financial Condition.

    The information in this Current Report on Form 8-K is furnished under Item 12 - "Results of Operations and Financial Condition." Such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

    On March 23, 2004, Haights Cross Communications, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and full fiscal year of 2003. The text of the press release is attached hereto as Exhibit
99.1. On March 23, 2004, the Company held a conference call to discuss the contents of the press release. A transcript of this conference call is attached hereto as Exhibit 99.2.

                                       2

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HAIGHTS CROSS COMMUNICATIONS, INC.



Date:  March 29, 2004                    By: /s/ Peter J. Quandt
                                            ------------------------------------
                                            Peter J. Quandt
                                            Chairman, Chief Executive Officer
                                            and President

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                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

99.1            Press Release of Haights Cross Communications, Inc. issued on
                March 23, 2004
99.2            Transcript of Conference Call held March 23, 2004